EXCHANGE AND PAYOFF AGREEMENT

EXCHANGE AND PAYOFF AGREEMENT (this "Agreement"), dated as of October __, 2007, by and among House of Taylor Jewelry, Inc., a Nevada corporation, with headquarters located at 9200 Sunset Blvd., Suite 425, West Hollywood, California 90069 (the "Company"), and Castlerigg Master Investments Ltd. (the "Investor").

WHEREAS:

A.

The Company, the Investor and certain other investors (the "Other Investors", and collectively with the Investor, the "Investors") are parties to that certain Securities Purchase Agreement, dated as of May 5, 2006 (the "Existing Securities Purchase Agreement"), pursuant to which, among other things, the Investors purchased from the Company (i) senior secured convertible notes (the "Existing Notes"), which are convertible into shares of the Company's common stock, par value $0.0001 per share (the "Common Stock") (the Existing Notes as converted, the "Existing Conversion Shares"), in accordance with the terms thereof and (ii) warrants (the "Existing Warrants"), which are exercisable into shares of Common Stock (the "Existing Warrant Shares").

B.

In connection with the execution and delivery of the Existing Securities Purchase Agreement, the Company entered into that certain Registration Rights Agreement, dated May 12, 2006 (the "Existing Registration Rights Agreement"), by and among the Company and the Investors, pursuant to which the Company agreed to provide certain registration rights with respect to the Registrable Securities (as defined in the Existing Registration Rights Agreement) under the Securities Act of 1933, as amended (the "1933 Act"), and the rules and regulations promulgated thereunder, and applicable state securities laws.

C.

The Existing Notes are secured by a first priority, perfected security interest in all of the assets of the Company and the stock and assets of each of the Company's subsidiaries, as evidenced by (i) the Pledge Agreement, dated as of May 12, 2006, by and among the Company, Global Jewelry Concepts, Inc., Techline Jewelry, Inc. and Castlerigg Master Investments Ltd., as Collateral Agent (the "Pledge Agreement"), (ii) the Security Agreement, dated as of May 12, 2006, by and among the Company, Global Jewelry Concepts, Inc., Techline Jewelry, Inc. and Castlerigg Master Investments Ltd., as Collateral Agent (the "Security Agreement") and (iii) the Guarantee dated as of May 12, 2006, by and between Global Jewelry Concepts, Inc. and Techline Jewelry, Inc. (the "Guarantee", and together with the Pledge Agreement, the Security Agreement and any ancillary documents related thereto, collectively the "Security Documents").

D.

 The Company and certain of the Investors (the "Participating Investors") are parties to that certain Securities Purchase Agreement, dated as of September ___, 2007 (the "New Securities Purchase Agreement"), pursuant to which, among other things, the Participating Investors have agreed to exchange a portion of their Existing Notes for (i) shares of Common Stock (the "New Common Shares"), in accordance with the terms thereof and (ii) warrants (the "New Warrants"), which are exercisable into shares of Common Stock (the "New Warrant Shares").

E.

The Company and the Investor desire to enter into this Agreement, pursuant to which, among other things, (A) the Company and the Investor (solely if the Investor is a Participating Investor) agree that the Company's issuance of the number of New Common Shares as set forth on the signature page of the Investor (the "New Common Share Amount") and a New Warrant exercisable into such number of New Warrant Shares as set forth on the signature page of the Investor (the "New Warrant Share Amount") to the Investor pursuant to the New Securities Purchase Agreement on the Closing Date (as defined in the New Securities Purchase Agreement) shall be made in exchange for an Existing Note, to be delivered by the Investor to the Company for cancellation, in such principal amount as set forth on the signature page of the Investor (the "Exchange Amount"), without the payment by the Investor of any cash consideration or any obligation to pay the Purchase Price (as defined in the New Securities Purchase Agreement) and (B) the Company shall make a cash payment in U.S. dollars and immediately available funds equal to the Investor of any amount equal to 120% of the difference of (x) the sum of (A) the aggregate principal amount of the Investor's Existing Notes and accrued but unpaid interest on the Existing Notes as of the date hereof, which is set forth on the signature page of the Investor (the "Existing Note Amount") and (B) the product of (I) the number of calendar days during the period commencing on the date hereof and ending on the Closing Date (as defined in the New Securities Purchase Agreement) and (II) the per diem interest amount of the Existing Note of the Investor as set forth on the signature page of the Investor, less (y) the Exchange Amount, if any (the "Payoff Amount").

F.

The exchange of the Existing Notes of the Participating Investors for the New Common Shares and New Warrants is being made in reliance upon the exemption from registration provided by Section 3(a)(9) of the 1933 Act.

G.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to them in the Existing Securities Purchase Agreement.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the Company and the Investor hereby agree as follows:

1.

EXCHANGE AND PAYOFF OF EXISTING NOTES; RELEASE OF COLLATERAL

(a)

Payoff of Existing Note; Exchange of Existing Note.  Subject to satisfaction (or waiver) of the conditions set forth in Sections 4 and 5 below, at the closing contemplated by this Agreement (the "Closing"), the Investor shall surrender to the Company its Existing Notes and the Company shall (A) pay to the Investor in cash, the Payoff Amount by wire transfer of immediately available funds in accordance with the Investor's wire instructions set forth on Exhibit A attached hereto and (B) solely if the Investor is a Participating Investor, issue and deliver to the Investor into such number of New Common Shares equal to the New Common Share Amount and a New Warrant initially exercisable into such number of New Warrant Shares equal to the New Warrant Share Amount.

(b)

Payment in Full.  In consideration of the payment in full of the Payoff Amount to the Investor and the Payoff Amount (as defined in each Other Agreement (as

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defined below)) to the Other Investors (collectively, the "Total Payoff Amount"), the Investor hereby:

(1)

acknowledges and agrees that the payment of the Total Payoff Amount to the Investors will constitute payment in full of the Existing Notes;

(2)

agrees to defer the payment of Interest and Principal on the Investor's Existing Notes due on the October 1, 2007 Interest Date until the earlier of (i) the Closing Date and (ii) the date this agreement is terminated pursuant to Section 7, but in no event later than October 31, 2007; and

(3)

agrees that upon payment in full of the Payoff Amount to the Investor in accordance with the Investor's wire instructions set forth on Exhibit A and payment in full of the Payoff Amount (as defined in each Other Agreement (as defined below)) to each of the Other Investors in accordance with each of the Other Investors' wire instructions attached to the Other Agreements (the "Pay-Off"), all security interests and liens which the Collateral Agent (as defined in the Existing Securities Purchase Agreement) may have on any property of the Company or its Subsidiaries shall thereupon terminate and be of no further force and effect.

(c)

Release of Collateral.

(1)

Upon oral or written confirmation by the Company that the Pay-Off has occurred, the Investor hereby authorizes the Company to file the documents copies of which are attached hereto as Exhibit B in such governmental offices and jurisdictions as the Company deems necessary to effect the termination of all security interest and liens against the Company by the Collateral Agent.

(2)

The Investor further agrees that, upon oral or written confirmation by the Company that the Pay-Off has occurred, the Collateral Agent is hereby authorized to, from time to time, at the expense and at the request of Company: (i) deliver to the Company such financing statements, termination statements, releases, assignments or other agreements or instruments, in form and substance reasonably satisfactory to the Company, as the Company may reasonably request to evidence, effect or confirm the release and termination of any and all security interests and other liens against the Company by the Collateral Agent, (ii) deliver any property of the Company held by the Collateral Agent as collateral for the obligations of the Company that are being settled pursuant hereto and, as applicable, instruct the relevant custodian to deliver such property to the Company, and (iii) release any and all guarantees relating to the security interests and liens against the Company by the Collateral Agent, if any, together with any and all property securing such guarantees.

(d)

Ratifications.  Except as otherwise expressly provided herein, the Existing Securities Purchase Agreement, Existing Registration Rights Agreement and each other Transaction Document (other than the Security Documents and Existing Notes being paid-off hereunder) is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.

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2.

REPRESENTATIONS AND WARRANTIES

(a)

No Event of Default.  The Company represents and warrants to the Investor that no Event of Default (as defined in the Existing Notes) shall have occurred and be continuing as of the date hereof.

(b)

Holding Period.  For the purposes of Rule 144, the Company acknowledges that the holding period of the New Common Shares and New Warrants (including the corresponding New Warrant Shares) may be tacked onto the holding period of the Existing Notes, and the Company agrees not to take a position contrary to this Section 2(b).  The Company’s representation, covenant and agreement set forth in this Section 2(b) shall be subject in all respects to Rule 144 and other applicable securities laws, as may be in effect from time to time.

3.

CERTAIN COVENANTS AND AGREEMENTS; WAIVER

(a)

Reasonable Best Efforts.  Each party shall use its reasonable best efforts timely to satisfy each of the conditions to be satisfied by it as provided in Sections 3, 4 and 5 of this Agreement.

(b)

Disclosure of Transactions and Other Material Information.  On or before 8:30 a.m., New York City time, on the first Business Day following the date of this Agreement, the Company shall issue a press release and file a Current Report on Form 8-K describing the terms of the transactions contemplated by this Agreement in the form required by the 1934 Act and attaching this Agreement (the "8-K Filing").  From and after the filing of the 8-K Filing with the SEC, the Investor shall not be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries or any of their respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing.  The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents, not to, provide the Investor with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the filing of the 8-K Filing with the SEC without the express written consent of the Investor.  The Investor shall not have any liability to the Company, its Subsidiaries, or any of its or their respective officers, directors, employees, stockholders or agents for any such disclosure.  Subject to the foregoing, neither the Company, its Subsidiaries nor the Investor shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Investor, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) the Investor shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release).  Without the prior written consent of the Investor, the Company shall not disclose the name of the Investor in any filing, announcement, release or otherwise.

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4.

CONDITIONS TO COMPANY'S OBLIGATIONS HEREUNDER.

The obligations of the Company to the Investor hereunder are subject to the satisfaction of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing the Investor with prior written notice thereof:

(a)

The Investor shall have executed this Agreement and delivered the same to the Company.

(b)

The Investor shall have delivered to the Company the Investor's Existing Note for cancellation.

5.

CONDITIONS TO INVESTOR'S OBLIGATIONS HEREUNDER.

The obligations of the Investor hereunder are subject to the satisfaction of each of the following conditions, provided that these conditions are for the Investor's sole benefit and may be waived by the Investor at any time in its sole discretion by providing the Company with prior written notice thereof:

(a)

The Company shall have executed this Agreement and delivered the same to the Investor.

(b)

The Company shall have executed and delivered to the Investor the New Common Shares being issued to the Investor at the Closing.

(c)

The Company shall have paid to the Investor its Payoff Amount in accordance with the Investor's wire instructions set forth on Exhibit A.

(d)

Concurrently herewith, the transactions contemplated by the New Securities Purchase Agreement shall have been consummated.

(e)

Each of the Other Investors shall have (i) executed agreements identical to this Agreement (the "Other Agreements") (other than proportional changes in the numbers reflecting the different dollar amount of the Investor's Existing Notes, New Common Shares, Payoff Amount and changes solely reflecting such Other Investor's status, if applicable, as a Participating Investor), (ii) satisfied or waived all conditions to the closings contemplated by such agreements, (iii) if Participating Investors, surrendered their Existing Notes for New Common Shares and New Warrants and (iv) received their applicable Payoff Amount by wire transfer of U.S. dollars and immediately available funds in accordance with the Investor's wire instructions set forth on Exhibit A attached hereto.

6.

TERMINATION.

In the event that the Closing does not occur on or before October 31, 2007 due to the Company's or the Investor's failure to satisfy the conditions set forth in Sections 5 and 6 hereof (and the nonbreaching party's failure to waive such unsatisfied conditions(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such

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breaching party at the close of business on such date without liability of any party to any other party.  Upon such termination, the terms hereof shall be null and void and the parties shall continue to comply with all terms and conditions of the Transaction Documents, as in effect prior to the execution of this Agreement.

7.

MISCELLANEOUS.

(a)

Counterparts.  This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

(b)

Headings.  The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(c)

Severability.  If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

(d)

Governing Law; Jurisdiction; Jury Trial.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(e)

No Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

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(f)

Further Assurances.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(g)

No Strict Construction.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(h)

Entire Agreement; Effect on Prior Agreements; Amendments.  Except for the Transaction Documents in effect prior to this Agreement (to the extent any such Transaction Document is not amended by this Agreement), this Agreement supersedes all other prior oral or written agreements between the Investor, the Company, their affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Investor makes any representation, warranty, covenant or undertaking with respect to such matters.  No provision of this Agreement may be amended other than by an instrument in writing signed by the Company.  No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.  No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration also is offered to all of the parties to the Transaction Documents, holders of Notes or holders of the Warrants, as the case may be.  The Company has not, directly or indirectly, made any agreements with any of the Investors relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents.

(i)

Notices.  Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered:  (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same.  The addresses and facsimile numbers for such communications shall be:

If to the Company:

House of Taylor Jewelry, Inc.

9200 Sunset Boulevard, Suite 425

West Hollywood, California 90069

Attention:  Jack Abramov, President

Fax:  (310) 860-2661

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With a copy (not constituting notice) to:

Law Offices of Aaron A. Grunfeld

9200 Sunset Boulevard, 9th Floor

Los Angeles, California 90069

Attention:  Aaron A. Grunfeld, Esq.

Fax:  (310) 788-6677

If to the Investor, to the address below the signature of the Investor,

with a copy (for informational purposes only) to:

Schulte Roth & Zabel LLP

919 Third Avenue

New York, New York 10022

Telephone:  (212) 756-2000

Facsimile:

(212) 593-5955
Attention:

Eleazer N. Klein, Esq.

or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change.  Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

(j)

Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns in accordance with the terms of the Existing Securities Purchase Agreement.

(k)

Survival.  Unless this Agreement is terminated under Section 7, the representations and warranties of the Company and the Investor contained herein and the agreements and covenants set forth herein shall survive the Closing.

(l)

Remedies.  The Investor and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law.  Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.  Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under this Agreement, any remedy at law may prove to be inadequate relief to the Investor.  The Company therefore agrees that the Investor shall be entitled to seek temporary and

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permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.

(m)

Indemnification.  In consideration of the Investor's execution and delivery of the Transaction Documents, acquiring the Securities thereunder and entering into this Agreement and in addition to all of the Company's other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless the Investor and each other holder of the Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons' agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby or (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, (iii) any disclosure made by the Investor pursuant to Section 4(c), or (iv) the status of the Investor or holder of the Securities as an investor in the Company pursuant to the transactions contemplated by the Transaction Documents.  To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.  Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 8(m) shall be the same as those set forth in Section 6 of the Existing Registration Rights Agreement.

(n)

Independent Nature of Investor's Obligations and Rights.  The obligations of the Investor under any Transaction Document (including this Agreement) are several and not joint with the obligations of any Other Investor, and the Investor shall not be responsible in any way for the performance of the obligations of any Other Investor under any Transaction Document.  Nothing contained herein or in any other Transaction Document, and no action taken by the Investor pursuant hereto, shall be deemed to constitute the Investor and Other Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investor and Other Investors are in any way acting in concert or as a group, and the Company will not assert any such claim with respect to the obligations or the transactions contemplated by the Transaction Documents and the Company acknowledges that the Investor and Other Investors are not acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents.  The Company

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acknowledges and the Investor confirms that the Investor has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors.  The Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any Other Investor to be joined as an additional party in any proceeding for such purpose.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Investor and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

COMPANY:
HOUSE OF TAYLOR JEWELRY, INC. By: Name: Title:

10490225.7

[Signature Page to Exchange and Payoff Agreement]

IN WITNESS WHEREOF, the Investor and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

INVESTOR:

CASTLERIGG MASTER INVESTMENTS LTD.

By:

Name:

Title:

Address:

____________________________

____________________________

____________________________

____________________________

Existing Note Amount:

________________

Per Diem Interest Amount: _____________

Please check if Investor is a Participating Investor

acquiring New Common Shares and New Warrants

(Complete box below if applicable)

Exchange Amount: ___________________ New Common Share Amount: ___________ New Warrant Share Amount:____________

10490225.7

[Signature Page to Amendment Agreement]